FTVIPT SAI-3
                                  SUPPLEMENT
                            DATED NOVEMBER 1, 2005
              TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OF
       FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (THE TRUST)
                               DATED MAY 1, 2005

This supplement makes the following changes to the SAI of the Trust:

I. In section 8.1.1, "Table of Investment Advisers of the Funds," the following is inserted after the first sentence in the third paragraph following the table:

    Templeton Investment Counsel, LLC (Investment Counsel) entered into an agreement with Franklin Templeton Investment Management Limited (Investment Management), effective October 17, 2005, on behalf of Templeton Global Asset Allocation Fund and Templeton Foreign Securities Fund. Investment Management provides the services of Tucker Scott, one of the members of the Fund's portfolio management team who resides in Geneva, Switzerland, while he remains employed by Investment Management.

II. The following is added at the end of section 8.1.2, "Annual Review of Investment Advisory Contracts":

    The board, in approving the agreement between Investment Counsel and Investment Management, noted that its determinations and considerations had not changed from those enumerated with respect to the board's approval of the annual renewal of the agreement with Investment Counsel with respect to Templeton Global Asset Allocation Fund and Templeton Foreign Securities Fund. In this regard it was noted that the agreement with Investment Management was intended solely to reflect Tucker Scott's relocation to the Switzerland offices of Franklin Templeton Investments and in no way impacted the services provided by Investment Counsel or the fees paid by the Funds for such services.

III. In section 8.2.2, "Sub-Advisors, Annual Fee Rates and Fees paid over the Last Three Fiscal Years," the following is added to the table:

    ------------------------------------------------------------
     SUB-ADVISOR       FUND             ANNUAL FEE RATES
    ------------------------------------------------------------
    Investment    Templeton      Investment Counsel pays to
    Management    Global Asset   Investment Management a fee
                  Allocation     equal to 5% of the advisory
                  Fund           fees it receives from the
                                 Fund (e.g., 5% of 0.65% or
                                 0.0325 % of the value of the
                                 net assets up to and
                                 including $200 Million, and
                                 on a declining scale
                                 thereafter).
    ------------------------------------------------------------
    Investment    Templeton      Investment Counsel pays to
    Management    Foreign        Investment Management a fee
                  Securities     equal to 5% of the advisory
                  Fund           fees it receives from the
                                 Fund (e.g., 5% of 0.75% or
                                 0.0375% of the value of the
                                 net assets up to $200
                                 Million, and on a declining
                                 scale thereafter).
    ------------------------------------------------------------

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.